UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 19, 2005

INTERACTIVE INTELLIGENCE, INC.

(Exact name of registrant as specified in its charter)

Indiana	000-27385	35-1933097
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7601 Interactive Way
Indianapolis, Indiana  46278

(Address of principal executive offices) (Zip Code)

(317) 872-3000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

At the 2005 Annual Meeting of Shareholders of Interactive Intelligence, Inc. (the “Company”) held on May 19, 2005, the Company’s shareholders approved an amendment to the Interactive Intelligence, Inc. Employee Stock Purchase Plan (the “Plan”) to increase the number of shares of the Company’s common stock available for issuance and purchase under the Plan by 250,000 shares, from 500,000 to 750,000 shares.  The amendment to the Plan was approved by the Company’s Board of Directors on April 1, 2005, subject to shareholder approval.

A copy of the Plan, as amended, is attached hereto as Exhibit 10.28 and the information set forth therein is incorporated herein by reference and constitutes a part of this report.

ITEM 9.01	Financial Statements and Exhibits

(c)	Exhibits

	10.28	Interactive Intelligence, Inc. Employee Stock Purchase Plan, as amended.

SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 24, 2005

INTERACTIVE INTELLIGENCE, INC.

By:	/s/ Stephen R. Head
	Name:	Stephen R. Head
	Title:	Chief Financial Officer, Vice President of
Finance and Administration, Secretary and
Treasurer